Exhibit 99.3 First Quarter 2022 Financial Results Presentation April 27, 2022 Quarterly Earnings Report

First Quarter Snapshot 1Q22 RESULTS millions, except per share and ratios NET REVENUE NET EARNINGS EPS GAAP $1.39 NON-GAAP $1.49 GAAP & NON-GAAP $1,117 GAAP $164 NON-GAAP $176 ANNUALIZED ROCE ANNUALIZED ROTCE* BOOK VALUE PER SHARE GAAP 15.1% NON-GAAP 16.2% GAAP 22.3% NON-GAAP 23.8% TBV $27.91 BV $40.98 * Please see our definition of ROTCE in our first quarter 2022 earnings release HIGHLIGHTS Record Record Global Wealth Management Revenue Institutional Fixed Income Transactional Revenue Record Second Highest First Quarter Asset Management Revenue Net Revenue & EPS Record Advisory Pipelines Net Interest Income At Record Levels Quarterly Earnings Report 1

First Quarter Results

STIFEL

FINANCIAL RESULTS

millions	1Q22	1Q21	Y/Y Change
Global Wealth Management	$682	$631	8%
Institutional	431	506	-15%
Other	3	-3	n/m
Net revenue	**1,117**	**1,135**	**-2%**
Compensation expense	664	692	-4%
Operating expense[1]	202	205	-2%
Provision for credit loss	8	-5	n/m
Pre-tax pre-provision income	**250**	**238**	**5%**
Pre-tax income	**242**	**243**	**-1%**
Taxes	57	59	-3%
Net income	**185**	**185**	**0%**
Preferred dividends	9	8	12%
Net income available to common shareholders	176	176	-1%
Diluted EPS	**$1.49**	**$1.50**	**-1%**
Compensation ratio	59.5%	60.9%	-140 bps
Operating expense ratio[2]	18.1%	18.1%	0 bps
Pre-tax operating margin	21.7%	21.4%	30 bps
Book value per share	$40.98	$35.96	14%
Tangible book value per share	$27.91	$23.93	17%
ROTCE[3]	23.8%	28.4%	-460 bps

(1) Operating Expense = Non-Compensation Expense – Provision for Credit Loss
(2) Operating Expense Ratio excludes Provision for Credit Loss
(3) Please see our definition of ROTCE in our first quarter earnings release

FIRST QUARTER HIGHLIGHTS

- Record Global Wealth Management Revenue of $681 million, up 8% Y/Y
- Record Asset Management Revenue of $342 million, up 23% Y/Y
- Record Net Interest Income of $156 million, up 38% Y/Y
- Second Highest First Quarter Net Revenue of $1.12 billion
- Pre-tax Pre-provision income of $250 million, up 5% Y/Y
- Non-GAAP Pre-tax Margin of 21.7%, up 30 bps Y/Y
- Fee-based Client Assets of $158 billion, up 15% Y/Y
- Tangible Book Value Per Share of $27.91, up 17% Y/Y
- Non-GAAP annualized ROTCE[3] of 23.8%

NET REVENUE



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
millions
$1,135
$1,153
$1,145
$1,304
$1,117
1Q21
2Q21
3Q21
4Q21
1Q22

STIFEL | Quarterly Earnings Report

2

Global Wealth Management

STIFEL

GLOBAL WEALTH MANAGEMENT REVENUE

millions	1Q22	1Q21	Y/Y Change
Transactional	$176	$201	-12%
Asset Management	342	278	23%
Net Interest	157	118	33%
Investment Banking	5	14	-62%
Other	2	21	-91%
Total Global Wealth Management Net Revenue	$682	$631	8%
Comp. Ratio	53.5%	53.3%	20 bps
Non-Comp. Ratio	13.4%	11.4%	200 bps
Provision for credit loss	$8	-$5	nm
Pre-tax Margin	33.1%	35.3%	-220 bps

FINANCIAL ADVISOR & CLIENT ASSET METRICS

millions	1Q22	1Q21	Y/Y
Financial Advisors	2,229	2,182	2%
Independent Contractors	92	92	0%
Total Financial Advisors	2,321	2,274	2%
Client AUA	$421,414	$378,615	11%
Fee-based Client Assets	$157,910	$137,804	15%
Private Client Fee-based Client Assets	$138,219	$119,836	15%

HIGHLIGHTS

- Record Quarterly Revenue of $682 million, up 8% Y/Y
- Record Quarterly Asset Management Revenue of $342 million, up 23% Y/Y
- Record Net Interest Income of $157 million, up 33% Y/Y
- Private Client Fee-based Assets Increased 15% Y/Y
- Added 39 Financial Advisors with Total Trailing Twelve Month Production of $18 million.
  - 36 Employee Advisors, Including 13 Experienced Advisors with Trailing Twelve Month Production of $14.9 million
  - 3 Independent Advisors with Trailing Twelve Month Production of $3.0 million

NET REVENUE & MARGIN



Margin
50%
45%
40%
35%
30%
25%
20%
15%
10%
Net Revenue (millions)
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$631
$638
$656
$674
$682
35.3%
35.7%
35.4%
34.5%
33.1%
1Q21
2Q21
3Q21
4Q21
1Q22
Net Revenue
Pre-tax Margin

STIFEL | Quarterly Earnings Report

3

Wealth Management Metrics INCREASING PERCENTAGE OF RECURRING RECRUITING DRIVES REVENUE GROWTH REVENUE $400 450 400 $350 100% 350 27% $300 34% 32% 32% 80% 39% 33% 46% 300 51% $250 250 60% $200 200 40% $150 73% 66% 66% 66% 150 64% 60% 53% 47% $100 20% 100 $50 50 0% $- 0 2015 2016 2017 2018 2019 2020 2021 1Q22 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 Transactional & Investment Bankiing T-12 Cumulative Production Cumulative Gross FAs Net Interest Income & Asset Management Fees SUBSTANTIAL LOAN GROWTH TECHNOLOGY TO SUPPORT ADVICE-BASED MODEL $20,000 $17,908 ■ Stifel Wealth Tracker – online and mobile app: free/ secure / smart $18,000 $16,836 aggregation / budgeting tools / advice when you want it / $16,000 understand the markets / understand your complete financial picture $14,000 $11,558 $12,000 $10,014■ Performance reporting tools – enhanced platform-wide capabilities $10,000 $8,723 with key vendor partners collaborating $7,174 $8,000 $5,820 ■ Cash management and digital banking capabilities in WM platform, $6,000 including client mobile app $3,333 $4,000 $2,000 ■ Video meetings, centralized technology support $0 2015 2016 2017 2018 2019 2020 2021 1Q22 Quarterly Earnings Report 4 millions millions Financial Advisors

Institutional Group INSTITUTIONAL GROUP REVENUE HIGHLIGHTS millions 1Q22 1Q21 Y/Y Change ■ Record First Quarter Advisory Revenue Advisory $181 $130 39% ■ Record First Quarter Transactional Revenue Capital Raising $68 $195 -65% ■ Second Highest First Quarter Institutional Revenue Transactional $179 $178 1% ■ Compensation Ratio of 58.5%, down 110 basis points Y/Y Total Institutional Revenue* $431 $506 -15% ■ Second Highest First Quarter Pre-tax Margin of 22.4% Comp. Ratio 58.5% 59.6% -110 bps Non-Comp. Ratio 19.1% 17.2% 190 bps Pre-tax Margin 22.4% 23.2% -80 bps * Includes net interest, asset management, and other income SUSTAINED REVENUE GROWTH $2,500 $2,000 $1,500 $1,000 $500 $0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Transactional Advisory Capital Raising *2022 revenue based on annualized results through 3/31/2022 * 2021 revenue based on annualized results through 9/30/2021 Quarterly Earnings Report 5 millions

Institutional Equities & Fixed Income INSTITUTIONAL EQUITIES REVENUE INSTITUTIONAL FIXED INCOME REVENUE millions 1Q22 1Q21 Y/Y Change millions 1Q22 1Q21 Y/Y Change Transactional $122 $98 24% Transactional $57 $79 -29% Capital Raising $39 $48 -19% Capital Raising $29 $147 -80% Total Equities $86 $226 -62% Total Fixed Income $161 $146 10% HIGHLIGHTS HIGHLIGHTS ■ Record First Quarter Total Fixed Income Revenue Surpassed Prior Record by 10% (1Q21) ■ Increased Market Share in Equity Capital Raising ■ Record Quarterly Transactional Revenue Surpassed Prior Record by 1% (2Q20) ■ 80% of IPOs/ Follow-ons were Book Run ■ Second Highest First Quarter Capital Raising Revenue ■ Substantial Volume Growth In Stifel ATS REVENUE REVENUE $226 $240 $200 $160 $161 $220 $180 $147 $200 $146 $160 $163 $135 $157 $180 $142 $140 $39 $160 $120 $140 $48 $65 $55 $100 $120 $86 $59 $100 $80 $147 $91 $80 $102 $29 $60 $94 $60 $40 $40 $20 $20 $98 $92 $76 $95 $122 $79 $61 $48 $66 $57 $0 $0 1Q21 2Q21 3Q21 4Q21 1Q22 1Q21 2Q21 3Q21 4Q21 1Q22 Transactional Underwriting Transactional Underwriting Quarterly Earnings Report 6 millions millions

Investment Banking Revenue INVESTMENT BANKING REVENUE HIGHLIGHTS millions 1Q22 1Q21 Y/Y Change ■ Second Highest First Quarter Investment Banking Revenue ■ Record First Quarter Advisory Revenue Surpassed Prior Record by Capital Raising:* 39% (1Q21) Equity $33 $160 -80% ■ Strongest verticals were Financials, Industrials, Consumer, & Technology Debt $40 $49 -17% ■ Second Highest First Quarter Fixed Income Underwriting Revenue Total Capital Raising $73 $209 -65% ■ Record Advisory Pipelines Advisory $181 $130 39% Total Investment Banking $255 $339 -25% * Capital Raising Includes Revenue from Global Wealth Management SUSTAINED REVENUE GROWTH $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Advisory Capital Raising *2022 revenue based on annualized results through 3/31/2022 Quarterly Earnings Report 7 millions

Net Interest Income

STIFEL

CONDENSED NET INTEREST INCOME

	1Q22 Average Balance	1Q22 Average Interest	Y/Y Change Average Balance	Y/Y Change Average Interest	Sequential Change Average Balance	Sequential Change Average Interest
Interest-earning Cash & Fed Funds Sold	$1,340	0.32%	-26%	12bps	-17%	6 bps
Investment Portfolio	$7,384	1.86%	18%	-5 bps	-1%	3 bps
Loans	$17,478	2.78%	44%	-10 bps	16%	3 bps
Total Interest-earning Assets	$29,229	2.26%	30%	0 bps	8%	11 bps
Deposits	$23,130	0.02%	31%	-1 bps	10%	0 bps
Other Interest-bearing Liabilities	$2,713	1.27%	16%	-98 bps	0%	32 bps
Total Interest-bearing Liabilities	$25,843	0.15%	29%	-14 bps	9%	3 bps
Net Interest Margin		2.13%		13 bps		9 bps

NET INTEREST COMMENTARY

- 1Q22 Net Interest Income Increased 38% Y/Y.
- Average Interest Earning Assets Increased by more than $2 billion in 1Q22.
- Quarter End Deposits up 31% year-on-year
- **Updated NII Forecast for 2022: *$800 million - $900 million*:**
  - $4 billion - $6 billion of loan growth
  - 50 bps increase in Fed Funds in May & June
  - 200 bps increase in Fed Funds by year end
  - 25% - 50% deposit beta

NET INTEREST MARGIN



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.00%
2.40%
2.00%
2.40%
2.10%
2.40%
2.04%
2.36%
2.13%
2.44%
1Q21
2Q21
3Q21
4Q21
1Q22
NIM
Bank NIM

LOAN & NII GROWTH



$25,000
$20,000
$15,000
$10,000
$5,000
$0
Loans, net (millions)
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
NII (millions)
2015
2016
2017
2018
2019
2020
2021
2022E
Loans
NII

*2022 Represents $6 billion of loan growth & NII guidance

STIFEL | Quarterly Earnings Report 8

Stifel Bancorp Inc. Loan & Investment Portfolio LOAN PORTFOLIO COMMERCIAL PORTFOLIO BY MAJOR SECTOR % of Total millions 1Q22 Portfolio Residential Real Estate $6,009 28% Fund (PE/VC Capital Call Lines) $3,075 14% Securities Based Lending 2,954 14% Industrials 958 4% Home Equity lines of Credit & Other $121 1% Financials 811 4% Total Consumer $9,084 42% Consumer Discretionary 640 3% Commercial Real Estate $500 2% Information Technology 471 2% Commercial 7,657 36% Healthcare 398 2% Construction and Land $522 2% Materials 385 2% Total Commercial $8,678 40% Communication Services 220 1% REITs 185 1% Total Loan Portfolio $17,762 83% PPP 168 1% Unfunded Commitments $3,721 17% Total $21,483 * Total excludes $315 million of loans classified as held for sale CLO BY MAJOR SECTOR INVESTMENT PORTFOLIO % of Total Healthcare & Pharmaceuticals $575 11% Portfolio millions 1Q22 High Tech Industries 521 10% CLO $5,249 72% Services: Business 470 9% Agency MBS 912 12% Banking, Finance, Insurance & Real Estate 439 8% Corporate Bonds 765 10% Media: Broadcasting & Subscription 223 4% SBA 204 3% Telecommunications 222 4% Student Loan ARS 131 2% Construction & Building 222 4% CMBS 72 1% Hotel, Gaming & Leisure 214 4% Others 40% Chemicals, Plastics & Rubber 208 4% Total Portfolio $7,336 100% Services: Consumer 204 4% Quarterly Earnings Report 9

CECL & Credit Metrics Economic Economic Economic Economic Economic ASSUMPTIONS Factors & Factors & Factors & Factors & Factors & Portfolio Portfolio Portfolio Portfolio Portfolio Changes Changes Changes Changes Changes • Moody’s Forecast • 40% Baseline (gradual recovery) ($5.3) • 30% Downside (double dip recession) • 30% Upside (accelerated recovery) $8.2 ($9.7) • Forecast Update for Most Recent Scenarios $4.0 • Broad-based Improvement of Forecasted ($0.7) Economic Variables Since June 30 $131.9 $135.2 $123.6 • Incorporated a Management Overlay to Offset Some of $121.3 $119.6 the Forecasted Economic Variables ACL - 3.31.2021 ACL - 6.30.2021 ACL - 9.30.2022 ACL - 12.31.2021 ACL - 3.31.2022 ALLOWANCE FOR CREDIT LOSSES / TOTAL LOANS CREDIT BALANCES & NET CHARGE-OFFS 4.00% 3.00% 25,000,000 1.50% 3.50% 1.30% 2.50% 20,000,000 3.00% 1.10% 2.00% 2.50% 0.90% 15,000,000 2.00% 1.50% 0.70% 10,000,000 1.50% 0.50% 1.00% 0.30% 1.00% 5,000,000 0.50% 0.10% 0.50% 0 -0.10% 0.00% 0.00% 2017 2018 2019 2020 2021 1Q22 1Q21 2Q21 3Q21 4Q21 1Q22 Residential SBL CRE Construction C&I Unfunded / Other reserves* Total Reserve Ratio CLOs Retained Loans NCO (Recovery) as % Credit Balances 10 Quarterly Earnings Report Total Credit Balances (000s) NCO/ Recoveries as % of Credit Balances)

Capital & Liquidity FIRM-WIDE ASSETS & CAPITAL RATIOS HIGHLIGHTS $35,088 $36,000 ■ Balance Sheet Growth of More than $1 billion in 1Q22 $34,050 $34,000 ■ Capital Ratios Remained Strong 30.0% $32,000 $30,820 ■ Substantial Liquidity for Bank Growth $29,745 $30,000 25.0% $28,142 ■ $87 million of Share Repurchases through Net Settlement $28,000 20.0%■ 20% Payout Ratio on Common Dividend $26,000 20.6% 18.7% 19.4% 18.9% 18.6% $24,000 15.0% 12.0% 11.7% 11.7% 11.3% 11.5% $22,000 $20,000 10.0% 1Q21 2Q21 3Q21 4Q21 1Q22 Assets Tier 1 Leverage Tier 1 Risk Based Capital DIVIDEND GROWTH & PAYOUT RATIO BANK FUNDING SOURCES UTILIZED & AVAILABLE $1.40 30.00% $1.20 25.00% $1.00 20.00% $4.5 $24.2 $22.2 $0.80 $16.2 billion of 15.00% billion of Utilized $0.60 Available Funding 10.00% $6.2 Funding $0.40 Sources Sources 5.00% $0.20 $5.5 $2.0 $- 0.00% 2017 2018 2019 2020 2021 2022 Sweep Deposits Non-sweep / Direct Bank Deposits Third Party Sweep Dividends Per Share Payout Ratio Available Money Funds Securing Borrowings *Payout Ratio calculated as total common stock dividends divided by GAAP net income ** 2022 dividends per share based on annualized common dividends through 3/31/2022 Quarterly Earnings Report 11 millions Annual Dividends Per Share Payout Ratio

Expenses NON-GAAP EXPENSES & PRE-TAX INCOME Non-GAAP EXPENSE RATIOS 65% 25% millions 1Q22 1Q21 Y/Y Change 63% 20% 61% Compensation $664 $692 -4% 15% 59% Non-compensation Expense, 60.9% 59.5% $197 $184 7% 59.5% 10% Ex. IB Gross Up & Credit Loss 57% 58.2% 57.5% Credit Loss Provision & IB Gross Up $13 $16 -17% 5% 55% 53% 0% Non-compensation $210 $200 5% 1Q21 2Q21 3Q21 4Q21 1Q22 Pre-tax Income $242 $243 -1% Non-compensation Operating Ratio IB Gross up & Loan Loss Provision Compensation Ratio ANNUAL GAAP to Non-GAAP RESULTS GAAP to Non-GAAP RECONCILIATION $900 $800 (000s) 1Q22 $700 $600 GAAP Net Income $173,549 $500 $400 Preferred Dividend $9,320 $300 $200 Net Income available to common Shareholders $164,229 $100 $0 Non-GAAP After Tax Adjustments $11,358 2018 2019 2020 2021 2022 Non-GAAP Net Income Available to Common $175,587 GAAP Net Income Available to Common Shareholders Non-GAAP After Tax Adjustments Shareholders *2022 revenue based on annualized results through 3/31/2022 * For reconciliation of GAAP to non-GAAP expenses, refer to our first quarter 2022 earnings release. Quarterly Earnings Report 12 millions Compensation Ratio Non-compensation Ratio

Outlook for 2022 6 yr. avg. Annual Annualized Guidance (millions) 2015 2016 2017 2018 2019 2020 2021 Growth 1Q22 1Q22 2022 1 Total net revenue $2,335 $2,580 $2,928 $3,025 $3,337 $3,752 $4,737 13% $1,117 $4,468 $4,900 - $5,200 growth 10% 13% 3% 10% 12% 26% -6% 3% - 10% Global Wealth Management $1,377 $1,563 $1,822 $1,990 $2,131 $2,191 $2,599 11% $682 $2,728 growth 14% 17% 9% 7% 3% 19% 5% Net Interest Income $133 $228 $384 $476 $547 $458 $503 29% $156 $624 $800 - $900 growth 71% 68% 24% 15% -16% 10% 24% 59% - 79% Institutional Group $976 $1,014 $1,111 $1,055 $1,214 $1,583 $2,152 15% $431 $1,724 Growth 4% 10% -5% 15% 30% 36% -20% 1 2 Compensation ratio 64.5% 63.1% 61.2% 58.0% 58.3% 59.9% 59.0% -92 bps 59.5% 56% - 58% growth -140 bps -190 bps -320 bps 30 bps 160 bps -90 bps -100 bps to -300 bps (1) Non-GAAP) (2) 2015 & 2016 exclude duplicative acquisition costs Non-GAAP Return on Tangible Common Non-GAAP Pre-tax Margin Equity 23.9% 25.0% 30.9% 21.7% 32.0% 19.9% 19.6% 19.0% 20.0% 24.7% 24.4% 24.6% 23.8% 17.1% 24.0% 20.6% 15.0% 11.9% 16.0% 10.0% 12.3% 10.0% 10.0% 8.0% 5.0% 0.0% 0.0% 2015(2) 2016(2) 2017 2018 2019 2020 2021 1Q22 2015(2) 2016(2) 2017 2018 2019 2020 2021 1Q22 Quarterly Earnings Report 13

Concluding Remarks Quarterly Earnings Report

First Quarter 2022 Financial Results Presentation April 27, 2022 Quarterly Earnings Report

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. Use of Non-GAAP Financial Measures The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure. Quarterly Earnings Report 16